UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  October 27, 2003


     NOMURA ASSET  ACCEPTANCE  CORPORATION,  (as  depositor  under a Pooling and
Servicing Agreement, dated as of July 1, 2003, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2003-A2 Mortgage Pass-Through Certificates, Series 2003-A2)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 033-48481-08                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2003-A2
Mortgage Pass-Through Certificates, Series  2003-A2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2003             By:   /s/  Andreas Auer
                                  ---------------------------------------
                                      Andreas Auer
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         October 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 27, 2003

                                       -5-






        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2003-A2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       142,380,000.00  131,771,075.17   6,703,489.65    841,867.33    7,545,356.98      0.00            0.00      125,067,585.52
A2        34,368,000.00   29,217,197.65   4,029,239.88     58,921.35    4,088,161.23      0.00            0.00       25,187,957.77
A3        15,756,000.00   15,756,000.00           0.00     44,379.40       44,379.40      0.00            0.00       15,756,000.00
M1         9,222,000.00    9,208,679.61       6,736.77     42,206.45       48,943.22      0.00            0.00        9,201,942.84
M2         4,610,000.00    4,603,341.25       3,367.66     21,098.65       24,466.31      0.00            0.00        4,599,973.59
B1         7,492,000.00    7,481,178.46       5,472.99     34,288.73       39,761.72      0.00            0.00        7,475,705.47
B2         3,619,000.00    3,613,772.66       2,643.72     16,563.12       19,206.84      0.00            0.00        3,611,128.94
B3         1,567,000.00    1,564,736.61       1,144.71      6,519.74        7,664.45      0.00            0.00        1,563,591.90
B4         1,198,000.00    1,196,269.59         875.15      5,482.90        6,358.05      0.00            0.00        1,195,394.44
B5         2,605,000.00    2,601,237.30       1,902.98     10,838.49       12,741.47      0.00            0.00        2,599,334.32
B6         2,074,000.00    2,071,004.29       1,515.08      8,629.18       10,144.26      0.00            0.00        2,069,489.21
B7         5,653,291.00    5,645,125.31       4,129.79     23,521.36       27,651.15      0.00            0.00        5,640,995.52
TOTALS   230,544,291.00  214,729,617.90  10,760,518.38  1,114,316.70   11,874,835.08      0.00            0.00      203,969,099.52

R        230,544,291.44  214,729,618.37           0.00          0.00            0.00         0.00            0.00   203,969,099.99
AIO1      50,124,000.00   44,973,197.65           0.00    176,504.80      176,504.80         0.00            0.00    40,943,957.77
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      65535VBJ6     925.48865831   47.08168036     5.91282013     52.99450049       878.40697795        A1        7.666635 %
A2      65535VBK3     850.12795769  117.23812500     1.71442476    118.95254976       732.88983269        A2        2.420000 %
A3      65535VBL1   1,000.00000000    0.00000000     2.81666667      2.81666667     1,000.00000000        A3        3.380000 %
M1      65535VBM9     998.55558556    0.73051074     4.57671329      5.30722403       997.82507482        M1        5.500000 %
M2      65535VBN7     998.55558568    0.73051193     4.57671367      5.30722560       997.82507375        M2        5.500000 %
B1      65535VBP2     998.55558729    0.73051121     4.57671249      5.30722371       997.82507608        B1        5.500000 %
B2      65535VBQ0     998.55558442    0.73051119     4.57671180      5.30722299       997.82507322        B2        5.500000 %
B3      65535VBR8     998.55559030    0.73051053     4.16065093      4.89116146       997.82507977        B3        5.000000 %
B4      65535VBS6     998.55558431    0.73050918     4.57671119      5.30722037       997.82507513        B4        5.500000 %
B5      65535VBV9     998.55558541    0.73051056     4.16064875      4.89115931       997.82507486        B5        5.000000 %
B6      65535VBW7     998.55558824    0.73051109     4.16064609      4.89115718       997.82507715        B6        5.000000 %
B7      65535VBX5     998.55558647    0.73051078     4.16064908      4.89115986       997.82507569        B7        5.000000 %
TOTALS                931.40288562   46.67440835     4.83341702     51.50782537       884.72847727

R       N/A           931.40288588    0.00000000     0.00000000      0.00000000       884.72847762        R         0.000000 %
AIO1    65535VBT4     897.23880077    0.00000000     3.52136302      3.52136302       816.85335907        AIO1      4.600988 %
AIO2    65535VBU1     998.55558704    0.00000000     1.86605274      1.86605274       997.82506372        AIO2      2.242502 %

----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


Payment Information
                                   Scheduled Principal Payments (Total)                                        157,036.11
                                                         Group 1                                               114,837.82
                                                         Group 2                                                42,198.29

                                   Principal Prepayments (Total)                                            10,603,482.27
                                                         Group 1                                             6,608,833.60
                                                         Group 2                                             3,994,648.67

                                   Repurchase Principal (Total)                                                      0.00
                                                         Group 1                                                     0.00
                                                         Group 2                                                     0.00

                                   Net Liquidation Proceeds (Total)                                                  0.00
                                                         Group 1                                                     0.00
                                                         Group 2                                                     0.00

Loan Information
                                   Beginning Number of Loan Outstanding (Total)                                     1,301
                                                         Group 1                                                    1,151
                                                         Group 2                                                      150

                                   Beginning Principal Balance (Total)                                     214,729,618.37
                                                         Group 1                                           159,866,202.62
                                                         Group 2                                            54,863,415.75

                                   Ending Number of Loan Outstanding (Total)                                        1,248
                                                         Group 1                                                    1,108
                                                         Group 2                                                      140

                                   Ending Principal Balance (Total)                                        203,969,099.99
                                                         Group 1                                           153,142,531.20
                                                         Group 2                                            50,826,568.79

                                   Prepayment Penalties                                                          4,070.51

Fees
                                   Servicing Fees                                                               89,470.67
                                                         Group 1                                                66,610.92
                                                         Group 2                                                22,859.76

                                   Credit Risk Managment Fees                                                    2,684.12
                                                         Murray Hill                                               894.71
                                                         Litton                                                  1,789.41

Delinquent Mortgage Loans
                                       Group 1
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                        20             2,887,224.31                  1.89 %
                                      2 Month                         0                     0.00                  0.00 %
                                      3 Month                         0                     0.00                  0.00 %
                                      Total                      20                 2,887,224.31                  1.89 %
                                       Group 2
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                         2             1,343,591.04                  2.64 %
                                      2 Month                         0                     0.00                  0.00 %
                                      3 Month                         0                     0.00                  0.00 %
                                       Total                          2             1,343,591.04                  2.64 %
                                       Group Totals
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                        22             4,230,815.35                  2.07 %
                                      2 Month                         0                     0.00                  0.00 %
                                      3 Month                         0                     0.00                  0.00 %
                                       Total                         22             4,230,815.35                  2.07 %

                                   * Delinquency buckets are exclusive of Loans in Forclosure and Bankruptcy.

Foreclosures
                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%
                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%

Bankruptcies
                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%
                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00        0.00%
REO Properties
                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
Realized Losses
                                   Aggregate Amount of Realized Losses For Current Period (Total)                   0.00
                                                         Group 1                                                    0.00
                                                         Group 2                                                    0.00

                                   Aggregate Amount of Recoveries For Current Period (Total)                        0.00
                                                         Group 1                                                    0.00
                                                         Group 2                                                    0.00

                                   Cumulative Amount of Realized Losses (Total)                                     0.00
                                                         Group 1                                                    0.00
                                                         Group 2                                                    0.00

                                   Rolling Three Month Delinquency Rate (Total)                                 0.0000 %
                                                         Group 1                                                0.0000 %
                                                         Group 2                                                0.0000 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
